EXHIBIT 99.2

The depositor has purchased mortgage loans from IndyMac Bank, F.S.B. (“IndyMac Bank “) pursuant to a pooling and servicing agreement, dated as of September 1, 2005, among IndyMac Bank, as seller and master servicer, the depositor and the trustee, and assigned to the trustee for the benefit of holders of the certificates the mortgage loans (the “Closing Date Mortgage Loans”). Pursuant to each subsequent transfer instrument, the trust acquired subsequent mortgage loans to be included in the mortgage pool. The Closing Date Mortgage Loans and subsequent mortgage loans included in the trust are referred to as the “mortgage loans”. The Closing Date Mortgage Loans have an aggregate principal balance as of the cut-off date of approximately $699,969,380. The Closing Date Mortgage Loans included in loan group I have an aggregate principal balance equal to approximately $337,485.750, and the Closing Date Mortgage Loans included in loan group II have an aggregate principal balance equal to approximately $362,483,630.74.

As of the cut-off date, the aggregate Stated Principal Balance of the Mortgage Loans is approximately $669,969,380. The mortgage loans included in the mortgage pool were acquired or originated by the seller in the normal course of its business.

At origination, 99.26% of the Mortgage Loans in loan group I and approximately 98.61% of the Mortgage Loans in loan group II had stated terms to maturity of 30 years. All of the Mortgage Loans provide for payments due on the first day of each month (a “due date “). Scheduled monthly payments made by the mortgagors on the mortgage loans (“scheduled payments “) either earlier or later than the scheduled due dates thereof is not expected to affect the amortization schedule or the relative application of those payments to principal and interest.

With the exception of 254 of the Mortgage Loans in loan group I and 242 of the Mortgage Loans in loan group II, representing approximately 14.25% and 17.84%, respectively, of the Mortgage Loans in that loan group (these Mortgage Loans are referred to as the “interest-only mortgage loans “), all of the Mortgage Loans in each loan group will provide for the amortization of the amount financed over a series of substantially equal monthly payments. The terms of the interest-only mortgage loans only require the related mortgagor to pay interest on the principal balance of the mortgage loan for either the first two, three, five or ten years after its origination, but require that the entire principal balance of the mortgage loan be fully amortized over the related remaining term of the mortgage loan following such interest only period.

Approximately 85.75% of the Mortgage Loans in loan group I and approximately 82.16% of the Mortgage Loans in loan group II provide for the amortization of the amount financed over a series of substantially equal monthly payments, and none of the Mortgage Loans in loan group I and approximately 0.06% of the Mortgage Loans in loan group II are balloon loans and provide for equal monthly payments, consisting of principal and interest, based on a stated amortization schedule, and a single payment of the remaining principal balance of the loan at maturity.

Approximately 1,461 Mortgage Loans in loan group I and approximately 1,267 Mortgage Loans in group II, representing approximately 71.70% and 72.98% of the cut-off date principal balance of the mortgage loans in the respective loan groups contain prepayment charges. Prepayment charges provide that if the borrower were to prepay the mortgage loan in full at any time from the origination of the mortgage loan to a date set forth in the related mortgage note (the “Prepayment Charge Period “), the borrower would also have to pay a fee in addition to the amount necessary to repay the mortgage loan. The Prepayment Charge Period for the mortgage loans vary from one year to three years, depending on the terms set forth in the related mortgage note. The amount of the prepayment charge varies.

The mortgage rate (the “Mortgage Rate “) of each of the fixed-rate mortgage loans will be fixed for the life of the loan. The Mortgage Rates for a substantial majority of the adjustable-rate mortgage loans will be fixed for a period after the origination of each such mortgage loan, after which it will adjust semi-annually or annually based on the applicable Loan Index. The adjustable-rate mortgage loans include 2/28 Adjustable Mortgage Loans, 3/27 Adjustable Mortgage Loans and 5/25 Adjustable Mortgage Loans. The rates on these loans adjust periodically on a date (the “Adjustment Date “), in most cases, after an initial period during which their rate is fixed that ends on their initial Adjustment Date. The change in the interest rate of any adjustable rate loan on any single Adjustment Date may not exceed a maximum known as its “Periodic Rate Cap “. The interest rate for each of these mortgage loans is computed as a margin specified in the related mortgage note over the applicable Loan Index. “6-month LIBOR “ and “1-year LIBOR “ are equal to the average of interbank offered rates for six month or one year U.S. dollar deposits, respectively, in the London market based on quotations of major banks, as published either (x) by Fannie Mae either 30 or 45 days before the Adjustment Date or (y) in the “Money Rates” section of The Wall Street Journal as of the first business day of the month before the Adjustment Date. The “1-year CMT “ is the weekly average yield on U.S. Treasury Securities adjusted to a constant maturity of one year as made available by the Federal Reserve. The following tables summarize these characteristics of the different loan programs for the adjustable-rate Mortgage Loans.

	Initial Fixed Period	Base Index	Periodic Rate Adjustment Period
2/28 LIBOR Adjustable Mortgage Loans	2 years	6-month LIBOR	6 mos.
3/27 LIBOR Adjustable Mortgage Loans	3 years	6-month LIBOR	6 mos.
3/1 CMT Adjustable Mortgage Loans	3 years	1-year CMT	1 year
5/25 LIBOR Adjustable Mortgage Loans	5 years	6-month LIBOR	6 mos.
5/1 LIBOR Adjustable Mortgage Loans	5 years	1-year LIBOR	1 year

The 2/28 Adjustable Mortgage Loans will include performance loans (“Performance Loans”) that provide borrowers the potential of a margin reduction for good payment history. The payment history for the Performance Loan is evaluated in the second month preceding the month in which the initial Adjustment Date occurs. If the related borrower has made scheduled payments in full since the origination of that loan with a maximum of one late payment (which cannot be in the month of evaluation) the loan is eligible for a reduction (ranging from 0.50% to 1.00%) in the margin used to calculate the mortgage rate. Approximately 3.649%% of the Mortgage Loans are Performance Loans.

ALL MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

CURRENT PRINCIPAL BALANCE

Range of Current Mortgage Loan Principal Balance	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
1 - 50,000.	174	$6,665,264	0.95%
50,001 - 100,000.	613	47,857,420	6.84
100,001 - 150,000.	844	105,972,161	15.14
150,001 - 200,000.	638	112,098,246	16.01
200,001 - 250,000.	485	108,597,720	15.51
250,001 - 300,000.	378	103,998,717	14.86
300,001 - 350,000.	227	73,589,622	10.51
350,001 - 400,000.	171	64,065,266	9.15
400,001 - 450,000.	71	30,176,045	4.31
450,001 - 500,000.	47	22,451,970	3.21
500,001 - 550,000.	16	8,430,716	1.20
550,001 - 600,000.	11	6,283,852	0.90
600,001 - 650,000.	6	3,847,454	0.55
650,001 - 700,000.	1	676,000	0.10
700,001 - 750,000.	5	3,593,925	0.51
750,001 - 800,000.	1	765,000	0.11
850,001 - 900,000.	1	900,000	0.13
Total:	3,689	$699,969,380	100.00%

The average current principal balance of the Mortgage Loans is approximately $189,745.

MORTGAGE RATE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Current Gross Mortgage Rate	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
4.501 - 5.000	41	$12,776,044	1.83%
5.001 - 5.500	60	17,519,935	2.50
5.501 - 6.000	192	49,760,539	7.11
6.001 - 6.500	382	91,932,330	13.13
6.501 - 7.000	665	140,133,046	20.02
7.001 - 7.500	670	131,117,140	18.73
7.501 - 8.000	580	101,981,049	14.57
8.001 - 8.500	321	49,312,428	7.04
8.501 - 9.000	286	42,498,560	6.07
9.001 - 9.500	167	21,149,843	3.02
9.501 - 10.000	117	14,362,828	2.05
10.001 - 10.500	56	7,735,444	1.11
10.501 - 11.000	56	7,636,783	1.09
11.001 - 11.500	39	5,128,709	0.73
11.501 - 12.000	43	5,350,633	0.76
12.001 - 12.500	14	1,574,068	0.22
Total:	3,689	$699,969,380	100.00%

The weighted average mortgage rate of the Mortgage Loans is approximately 7.38%.

FICO SCORE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

FICO Score	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
500 or less	17	$3,395,717	0.49%
501 - 520	181	28,964,064	4.14
521 - 540	218	37,017,685	5.29
541 - 560	297	50,299,775	7.19
561 - 580	323	58,955,498	8.42
581 - 600	571	101,044,788	14.44
601 - 620	750	134,964,424	19.28
621 - 640	361	70,592,800	10.09
641 - 660	337	68,147,066	9.74
661 - 680	232	49,655,723	7.09
681 - 700	154	34,755,859	4.97
701 – 720	91	24,182,437	3.45
721 - 740	68	14,442,776	2.06
741 - 760	34	8,395,805	1.20
761 - 780	34	9,842,772	1.41
781 - 800	15	3,979,762	0.57
801 - 820	6	1,332,428	0.19
Total:	3,689	$699,969,380	100.00%

The non-zero weighted average FICO score of the Mortgage Loans is approximately 617.

CREDIT LEVELS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Credit Level	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans

1	226	$45,140,240	6.45%
1+	406	86,133,121	12.31
1++	2507	477,725,136	68.25
2	144	23,114,505	3.30
3	141	21,045,947	3.01
4	195	30,593,921	4.37
N/A	70	16,216,509	2.32
Total:	3,689	$699,969,380	100.00%

LIEN STATUS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Lien Status	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans

First Lien	3,689	$699,969,380	100.00%
Total:	3,689	$699,969,380	100.00%

ORIGINAL LOAN-TO-VALUE RATIOS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Original Loan-to-Value Ratios	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
less than or equal to 50.00	174	$24,143,145	3.45%
50.01 - 55.00	73	13,061,214	1.87
55.01 - 60.00	92	18,469,968	2.64
60.01 - 65.00	167	33,557,756	4.79
65.01 - 70.00	319	63,891,476	9.13
70.01 - 75.00	260	52,253,696	7.47
75.01 - 80.00	1521	280,213,885	40.03
80.01 - 85.00	310	67,324,879	9.62
85.01 - 90.00	448	89,483,141	12.78
90.01 - 95.00	154	30,957,337	4.42
95.01 - 100.00	171	26,612,883	3.80
Total:	3,689	$699,969,380	100.00%

The weighted average original loan-to-value ratio of the Mortgage Loans is approximately 78.24%.

TYPE OF DOCUMENTATION PROGRAM

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Type of Documentation Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Express	5	$1,219,574	0.17%
Full	2314	413,545,242	59.08
Limited Income & Asset	68	15,068,233	2.15
No Doc	6	1,449,181	0.21
No Income No Asset	1	324,025	0.05
No Ratio	1	477,123	0.07
Stated Doc	1294	267,886,002	38.27
Total:	3,689	$699,969,380	100.00%

LOAN PURPOSE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Refinance-Cash out	2,019	$406,122,234	58.02%
Purchase	1464	258,434,667	36.92
Refinance-Rate Term	206	35,412,479	5.06
Total:	3,689	$699,969,380	100.00%

OCCUPANCY TYPE(1)

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Owner Occupied	3,468	$669,057,186	95.58%
Investor Occupied	183	23,091,842	3.30
Second Home	38	7,820,353	1.12
Total:	3,689	$699,969,380	100.00%

(1) Based on representations of the related mortgagors at the time of origination.

PROPERTY TYPE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
SINGLE FAMILY RESIDENCE	2,673	$494,398,796	70.63%
PUD	453	93,642,846	13.38
2 UNIT	161	41,773,484	5.97
CONDO UNIT	242	40,915,918	5.85
TOWNHOUSE	102	14,339,173	2.05
3 UNIT	21	5,864,709	0.84
HIGH RISE CONDO	23	4,994,957	0.71
4 UNIT	14	4,039,497	0.58
Total:	3,689	$699,969,380	100.00%

STATE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

State	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Florida	517	$92,953,412	13.28%
New York	308	89,342,161	12.76
New Jersey	268	63,661,243	9.09
Southern California	226	61,584,033	8.80
Maryland	226	49,999,622	7.14
Virginia	154	36,996,596	5.29
Georgia	244	36,604,014	5.23
Illinois	157	31,858,780	4.55
Northern California	108	30,120,852	4.30
Texas	250	29,858,035	4.27
Other	1231	176,990,631	25.29
Total:	3,689	$699,969,380	100.00%

ZIP CODE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Zip Code	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
22193	9	$2,725,522	0.39%
08753	9	1,971,590	0.28
22191	6	1,860,450	0.27
11413	6	1,721,282	0.25
20744	6	1,704,108	0.24
11433	5	1,662,077	0.24
30047	9	1,623,363	0.23
07860	5	1,599,935	0.23
20110	6	1,577,612	0.23
33027	4	1,546,354	0.22
Other	3,624	681,977,087	97.43
Total:	3,689	$699,969,380	100.00%

REMAINING TERM TO MATURITY

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Remaining Term to Maturity (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
180 or less	54	$6,834,473	0.98%
181 - 240	3	701,936	0.10
301 - 360	3,632	692,432,972	98.92
Total:	3,689	$699,969,380	100.00%

The weighted average term to maturity of the Mortgage Loans is approximately 357 months.

PRODUCT TYPE

STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Product Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
15 YR BALLOON	2	$215,026	0.03%
15 YR FXD	52	6,619,447	0.95
20 YR FXD	3	701,936	0.10
2/6 MONTH LIBOR	2,084	380,404,590	54.35
2/6 MONTH LIBOR – 24 MONTH IO	341	77,136,759	11.02
2/6 MONTH LIBOR – 120 MONTH IO	41	10,448,581	1.49
30 YR FXD	851	161,557,363	23.08
30 YR FXD – 120 MONTH IO	14	3,131,012	0.45
3/6 MONTH LIBOR	122	22,297,083	3.19
3/6 MONTH LIBOR – 36 MONTH IO	48	11,278,707	1.61
3/6 MONTH LIBOR – 120 MONTH IO	19	4,523,630	0.65
3/1 ARM 1 YR CMT	47	8,851,793	1.26
3/1 ARM 1 YR LIBOR	3	748,426	0.11
3/1 ARM 1 YR LIBOR – 120 MONTH IO	1	224,000	0.03
5/6 MONTH LIBOR	27	5,414,420	0.77
5/6 MONTH LIBOR – 60 MONTH IO	17	3,195,120	0.46
5/6 MONTH LIBOR – 120 MONTH IO	12	2,024,362	0.29
5/1 ARM 1 YR CMT	1	233,100	0.03
5/1 ARM 1 YR LIBOR	1	144,272	0.02
5/1 ARM 1 YR LIBOR – 120 MONTH IO	3	819,755	0.12
Total:	3,689	$699,969,380	100.00%

PREPAYMENT CHARGE TERM

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Prepayment Charge Term (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
0	961	$193,455,466	27.64%
12	183	41,002,502	5.86
24	1,490	264,827,053	37.83
36	1055	200,684,359	28.67
Total:	3,689	$699,969,380	100.00%

INITIAL PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Initial Periodic Rate Cap	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
1.001 - 1.500	2	$411,909	0.08%
1.501 - 2.000	20	4,528,703	0.86
2.501 - 3.000	2686	511,968,869	97.01
3.001 - 3.500	2	383,842	0.07
4.501 - 5.000	55	10,160,172	1.93
5.501 - 6.000	2	291,101	0.06
Total:	2,767	$527,744,597	100.00%

SUBSEQUENT PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Subsequent Periodic Rate Cap	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
0.501 - 1.000	2,694	$512,881,495	97.18%
1.001 - 1.500	2	411,909	0.08
1.501 - 2.000	61	12,180,967	2.31
5.501 - 6.000	10	2,270,226	0.43
Total:	2,767	$527,744,597	100.00%

GROSS MARGIN OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Gross Margin	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
less than or equal to 4.000	30	$6,397,341	1.21%
4.001 - 4.500	4	770,461	0.15
4.501 - 5.000	476	125,461,079	23.77
5.001 - 5.500	1153	208,031,647	39.42
5.501 - 6.000	530	97,810,893	18.53
6.001 - 6.500	204	32,796,130	6.21
6.501 - 7.000	168	32,230,105	6.11
7.001 - 7.500	174	20,556,353	3.90
7.501 - 8.000	19	2,219,625	0.42
8.001 - 8.500	7	1,301,563	0.25
8.501 - 9.000	1	119,000	0.02
9.001 - 9.500	1	50,400	0.01
Total:	2,767	$527,744,597	100.00%

The weighted average gross margin of the Mortgage Loans is approximately 5.56%.

MAXIMUM MORTGAGE RATE OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Maximum Mortgage Rate	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
10.001 - 10.500	6	$1,201,721	0.23%
10.501 - 11.000	12	2,287,878	0.43
11.001 - 11.500	30	8,295,740	1.57
11.501 - 12.000	113	26,510,005	5.02
12.001 - 12.500	253	57,941,228	10.98
12.501 - 13.000	519	108,848,977	20.63
13.001 - 13.500	560	112,404,568	21.30
13.501 - 14.000	452	84,000,819	15.92
14.001 - 14.500	231	38,782,382	7.35
14.501 - 15.000	208	34,539,039	6.54
15.001 - 15.500	130	17,496,705	3.32
15.501 - 16.000	83	11,305,192	2.14
16.001 - 16.500	41	6,553,480	1.24
16.501 - 17.000	45	6,446,269	1.22
17.001 - 17.500	34	4,775,845	0.90
17.501 - 18.000	37	4,793,622	0.91
18.001 - 18.500	13	1,561,126	0.30
Total:	2,767	$527,744,597	100.00%

The weighted average maximum mortgage rate of the Mortgage Loans is approximately 13.53%.

MINIMUM MORTGAGE RATE OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Minimum Mortgage Rate	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
less than or equal to 4.000	29	$6,213,681	1.18%
4.001 - 4.500	3	522,161	0.10
4.501 - 5.000	455	120,560,356	22.84
5.001 - 5.500	1097	196,799,554	37.29
5.501 - 6.000	525	97,313,753	18.44
6.001 - 6.500	199	31,628,545	5.99
6.501 - 7.000	175	34,128,833	6.47
7.001 - 7.500	194	26,537,613	5.03
7.501 - 8.000	47	7,592,662	1.44
8.001 - 8.500	14	2,110,357	0.40
8.501 - 9.000	14	2,372,155	0.45
9.001 - 9.500	10	1,408,901	0.27
9.501 - 10.000	5	556,024	0.11
Total:	2,767	$527,744,597	100.00%

The weighted average minimum mortgage rate of the Mortgage Loans is approximately 5.65%.

NEXT RATE ADJUSTMENT DATE OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Oct-05	1	$161,500	0.03%
Feb-06	1	325,000	0.06
Nov-06	1	376,480	0.07
Dec-06	3	355,288	0.07
Jan-07	2	568,450	0.11
Feb-07	2	313,660	0.06
Mar-07	1	248,300	0.05
Apr-07	7	1,959,659	0.37
May-07	17	3,689,559	0.70
Jun-07	31	6,294,164	1.19
Jul-07	206	39,753,059	7.53
Aug-07	806	154,308,941	29.24
Sep-07	979	188,285,556	35.68
Oct-07	409	71,275,498	13.51
Nov-07	1	109,073	0.02
Feb-08	2	481,774	0.09
Mar-08	1	294,605	0.06
Apr-08	5	1,093,324	0.21
May-08	6	1,554,273	0.29
Jun-08	5	1,292,417	0.24
Jul-08	22	5,476,941	1.04
Aug-08	78	15,420,985	2.92
Sep-08	91	16,993,054	3.22
Oct-08	30	5,396,010	1.02
Nov-09	1	101,966	0.02
Jan-10	2	293,746	0.06
Feb-10	1	123,503	0.02
Mar-10	1	183,250	0.03
Apr-10	4	601,000	0.11
May-10	3	835,400	0.16
Jun-10	3	817,742	0.15
Jul-10	7	1,773,007	0.34
Aug-10	18	3,496,963	0.66
Sep-10	18	2,992,553	0.57
Oct-10	2	497,900	0.09
Total:	2,767	$527,744,597	100.00%

The weighted average number of months to the next adjustment date for the Mortgage Loans is approximately 25 months.

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

The Mortgage Loans to be included in loan group I consist of 1,999 adjustable-rate and fixed-rate Mortgage Loans having an aggregate principal balance of $337,485,750, subject to a permitted variance of plus or minus 10%. The Mortgage Loans included in loan group I have the characteristics set forth below (the sum in any column may not equal the total indicated due to rounding).

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

CURRENT PRINCIPAL BALANCE

Range of Current Mortgage Loan Principal Balance	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
1 - 50,000.	77	$3,051,439	0.90%
50,001 - 100,000.	380	29,887,901	8.86
100,001 - 150,000.	575	72,134,136	21.37
150,001 - 200,000.	315	54,913,670	16.27
200,001 - 250,000.	259	57,977,485	17.18
250,001 - 300,000.	227	62,635,477	18.56
300,001 - 350,000.	121	39,341,370	11.66
350,001 - 400,000.	32	11,690,433	3.46
400,001 - 450,000.	10	4,314,669	1.28
450,001 - 500,000.	1	467,607	0.14
500,001 - 550,000.	2	1,071,564	0.32
Total:	1,999	$337,485,750	100.00%

The average current principal balance of the Group I Mortgage Loans is approximately $168,827.

MORTGAGE RATE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Current Gross Mortgage Rate	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
4.501 - 5.000	19	$4,417,353	1.31%
5.001 - 5.500	32	8,124,812	2.41
5.501 - 6.000	108	24,780,895	7.34
6.001 - 6.500	236	48,697,315	14.43
6.501 - 7.000	420	75,340,723	22.32
7.001 - 7.500	351	57,886,031	17.15
7.501 - 8.000	242	38,713,811	11.47
8.001 - 8.500	177	24,793,157	7.35
8.501 - 9.000	135	18,000,348	5.33
9.001 - 9.500	113	14,411,751	4.27
9.501 - 10.000	68	8,583,585	2.54
10.001 - 10.500	27	4,091,809	1.21
10.501 - 11.000	33	4,374,140	1.30
11.001 - 11.500	25	3,756,421	1.11
11.501 - 12.000	12	1,500,654	0.44
12.001 - 12.500	1	12,943	0.00
Total:	1,999	$337,485,749	100.00%

The weighted average mortgage rate of the Group I Mortgage Loans is approximately 7.39%.

FICO SCORE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

FICO Score	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
500 or less	4	$375,626	0.11%
501 - 520	107	17,353,246	5.14
521 - 540	118	20,299,062	6.01
541 - 560	157	26,426,334	7.83
561 - 580	188	34,234,397	10.14
581 - 600	333	53,986,597	16.00
601 - 620	409	66,188,742	19.61
621 - 640	202	34,281,198	10.16
641 - 660	179	29,264,688	8.67
661 - 680	123	21,514,358	6.37
681 - 700	72	12,345,359	3.66
701 - 720	35	6,960,538	2.06
721 - 740	34	6,412,978	1.90
741 - 760	13	2,604,849	0.77
761 - 780	15	3,231,327	0.96
781 - 800	6	1,312,425	0.39
801 - 820	4	694,028	0.21
Total:	1,999	$337,485,750	100.00%

The non-zero weighted average FICO score of the Group I Mortgage Loans is approximately 609.

CREDIT LEVELS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Credit Level	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
1	127	$23,466,765	6.95%
1+	236	44,611,248	13.22
1++	1317	218,264,395	64.67
2	95	14,981,486	4.44
3	89	12,693,468	3.76
4	104	16,971,048	5.03
N/A	31	6,497,340	1.93
Total:	1,999	$337,485,749	100.00%

LIEN STATUS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Lien Status	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
First Lien	1,999	$337,485,750	100.00%
Total:	1,999	$337,485,750	100.00%

ORIGINAL LOAN-TO-VALUE RATIOS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Original Loan-to-Value Ratios	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
less than or equal to 50.00	56	$8,120,152	2.41%
50.01 - 55.00	27	4,609,988	1.37
55.01 - 60.00	39	7,973,384	2.36
60.01 - 65.00	117	22,342,586	6.62
65.01 - 70.00	209	39,363,107	11.66
70.01 - 75.00	165	30,533,473	9.05
75.01 - 80.00	766	114,642,515	33.97
80.01 - 85.00	193	37,289,165	11.05
85.01 - 90.00	263	49,144,808	14.56
90.01 - 95.00	83	14,083,001	4.17
95.01 - 100.00	81	9,383,569	2.78
Total:	1,999	$337,485,750	100.00%

(1) References to loan-to-value ratios are references to combined loan-to-value ratios with respect to second lien Mortgage Loans.

The weighted average original loan-to-value ratio of the Group I Mortgage Loans is approximately 78.20%.

TYPE OF DOCUMENTATION PROGRAM

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Type of Documentation Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Express	1	$189,442	0.06%
Full	1297	209,474,434	62.07
Limited Income & Asset	37	7,235,925	2.14
No Doc	4	781,696	0.23
No Income No Asset	1	324,025	0.10
Stated Doc	659	119,480,227	35.40
Total:	1,999	$337,485,750	100.00%

LOAN PURPOSE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Refinance-Cashout	1,306	$252,318,140	74.76%
Purchase	568	64,648,866	19.16
Refinance-Rate Term	125	20,518,744	6.08
Total:	1,999	$337,485,750	100.00%

OCCUPANCY TYPE(1)

(MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Owner Occupied	1,867	$319,264,781	94.60%
Investor Occupied	106	13,613,020	4.03
Second Home	26	4,607,948	1.37
Total:	1,999	$337,485,750	100.00%

(1) Based on representations of the related mortgagors at the time of origination.

PROPERTY TYPE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
SINGLE FAMILY RESIDENCE	1,479	$242,812,685	71.95%
PUD	212	38,305,283	11.35
2 UNIT	87	22,257,947	6.60
CONDO UNIT	127	17,982,593	5.33
TOWNHOUSE	64	7,997,854	2.37
3 UNIT	15	4,547,054	1.35
4 UNIT	9	2,558,521	0.76
HIGH RISE CONDO	6	1,023,812	0.30
Total:	1,999	$337,485,750	100.00%

STATE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

State	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
New York	151	$39,046,975	11.57%
Florida	240	38,685,800	11.46
New Jersey	150	32,097,493	9.51
Maryland	135	27,732,277	8.22
Southern California	107	25,722,673	7.62
Georgia	136	18,099,194	5.36
Illinois	91	15,920,389	4.72
Texas	149	14,867,359	4.41
Massachusetts	63	14,241,256	4.22
Virginia	63	13,053,056	3.87
Other	714	98,019,278	29.04
Total:	1,999	$337,485,750	100.00%

ZIP CODE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Zip Code	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
20706	6	$1,365,228	0.40%
11433	4	1,302,387	0.39
20772	5	1,242,608	0.37
95843	4	1,212,452	0.36
20774	5	1,112,450	0.33
20735	4	1,094,122	0.32
20603	4	1,017,400	0.30
48126	8	994,090	0.29
20874	4	974,792	0.29
08753	4	963,246	0.29
Other	1,951	326,206,975	96.66
Total:	1,999	$337,485,749	100.00%

REMAINING TERM TO MATURITY

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Remaining Term to Maturity (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
less than or equal to 180	16	$2,237,160	0.66%
181 - 240	1	266,920	0.08
301 - 360	1,982	334,981,669	99.26
Total:	1,999	$337,485,750	100.00%

The weighted average term to maturity of the Group I Mortgage Loans is approximately 358 months.

PRODUCT TYPE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Product Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
15 YR FXD	16	$2,237,160	0.66%
20 YR FXD	1	266,920	0.08
2/ 6 MONTH LIBOR	1286	201,933,273	59.83
2/ 6 MONTH LIBOR - 24 MONTH IO	185	33,561,379	9.94
2/ 6 MONTH LIBOR - 120 MONTH IO	20	4,550,420	1.35
30YR FXD	318	63,933,132	18.94
30YR FXD - 120 MONTH IO	7	1,025,762	0.30
3/ 6 MONTH LIBOR	90	15,748,424	4.67
3/ 6 MONTH LIBOR - 36 MONTH IO	29	5,862,468	1.74
3/ 6 MONTH LIBOR - 120 MONTH IO	12	2,878,251	0.85
3/1 ARM 1 YR CMT	31	4,516,136	1.34
3/1 ARM 1 YR LIBOR	3	748,426	0.22
3/1 ARM 1 YR LIBOR - 120 MONTH IO	1	224,000	0.07
Total:	1,999	$337,485,750	100.00%

PREPAYMENT CHARGE TERM

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Prepayment Charge Term (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
0	538	$95,519,914	28.30%
12	94	18,826,546	5.58
24	890	135,551,810	40.17
36	477	87,587,480	25.95
Total:	1,999	$337,485,750	100.00%

INITIAL PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Initial Periodic Rate Cap	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
1.501 - 2.000	14	$3,042,238	1.13%
2.501 - 3.000	1640	266,505,437	98.70
3.001 - 3.500	1	184,000	0.07
5.501 - 6.000	2	291,101	0.11
Total:	1,657	$270,022,776	100.00%

SUBSEQUENT PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Subsequent Periodic Rate Cap	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
0.501 – 1.000	1,618	$263,733,455	97.67%
1.501 – 2.000	35	5,488,562	2.03
5.501 - 6.000	4	800,759	0.30
Total:	1,657	$270,022,776	100.00%

GROSS MARGIN OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Gross Margin	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
less than or equal to 4.000	13	$3,127,254	1.16%
4.001 - 4.500	1	248,300	0.09
4.501 - 5.000	181	45,242,510	16.76
5.001 - 5.500	735	112,036,247	41.49
5.501 - 6.000	353	57,531,813	21.31
6.001 - 6.500	139	18,049,294	6.68
6.501 - 7.000	108	18,967,481	7.02
7.001 - 7.500	107	12,204,062	4.52
7.501 - 8.000	13	1,461,662	0.54
8.001 - 8.500	5	984,752	0.36
8.501 - 9.000	1	119,000	0.04
9.001 - 9.500	1	50,400	0.02
Total:	1,657	$270,022,776	100.00%

The weighted average gross margin of the Group I Mortgage Loans is approximately 5.64%.

MAXIMUM MORTGAGE RATE OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Maximum Mortgage Rate	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
10.501 - 11.000	4	$847,211	0.31%
11.001 - 11.500	15	3,492,828	1.29
11.501 - 12.000	63	12,843,106	4.76
12.001 - 12.500	160	31,709,333	11.74
12.501 - 13.000	331	59,414,478	22.00
13.001 - 13.500	299	50,051,023	18.54
13.501 - 14.000	215	34,446,965	12.76
14.001 - 14.500	159	22,741,235	8.42
14.501 - 15.000	135	18,000,348	6.67
15.001 - 15.500	113	14,494,356	5.37
15.501 - 16.000	66	8,323,402	3.08
16.001 - 16.500	27	4,091,809	1.52
16.501 - 17.000	33	4,309,605	1.60
17.001 - 17.500	25	3,756,421	1.39
17.501 - 18.000	12	1,500,654	0.56
Total:	1,657	$270,022,776	100.00%

The weighted average maximum mortgage rate of the Group I Mortgage Loans is approximately 13.61%.

MINIMUM MORTGAGE RATE OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Minimum Mortgage Rate	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
less than or equal to 4.000	12	$2,943,594	1.09%
4.501 - 5.000	172	43,329,093	16.05
5.001 - 5.500	699	106,078,473	39.29
5.501 - 6.000	350	56,878,321	21.06
6.001 - 6.500	142	18,877,697	6.99
6.501 - 7.000	124	22,341,058	8.27
7.001 - 7.500	113	13,348,977	4.94
7.501 - 8.000	20	2,259,140	0.84
8.001 - 8.500	8	1,383,585	0.51
8.501 - 9.000	7	1,166,380	0.43
9.001 - 9.500	6	1,020,085	0.38
9.501 - 10.000	4	396,374	0.15
Total:	1,657	$270,022,776	100.00%

The weighted average minimum mortgage rate of the Group I Mortgage Loans is approximately 5.73%.

NEXT RATE ADJUSTMENT DATE OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Oct-05	1	$161,500	0.06%
Feb-06	1	325,000	0.12
Dec-06	3	355,288	0.13
Feb-07	2	313,660	0.12
Mar-07	1	248,300	0.09
Apr-07	3	723,330	0.27
May-07	11	2,414,375	0.89
Jun-07	15	2,408,067	0.89
Jul-07	119	19,875,066	7.36
Aug-07	505	80,428,992	29.79
Sep-07	606	97,371,538	36.06
Oct-07	226	35,644,639	13.20
Nov-07	1	109,073	0.04
Feb-08	2	481,774	0.18
Mar-08	1	294,605	0.11
Apr-08	4	766,124	0.28
May-08	5	1,383,374	0.51
Jun-08	2	448,508	0.17
Jul-08	13	3,069,111	1.14
Aug-08	57	9,680,341	3.59
Sep-08	58	9,749,601	3.61
Oct-08	21	3,770,510	1.40
Total:	1,657	$270,022,776	100.00%

The weighted average number of months to the next adjustment date for the Group I Mortgage Loans is approximately 25 months.

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

The Mortgage Loans to be included in loan group II consist of 1,690 adjustable-rate and fixed-rate Mortgage Loans having an aggregate principal balance of $362,483,631, subject to a permitted variance of plus or minus 10%. The Mortgage Loans included in loan group II have the characteristics set forth below (the sum in any column may not equal the total indicated due to rounding).

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II1

CURRENT PRINCIPAL BALANCE

Range of Current Mortgage Loan Principal Balance	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
1 - 50,000.	97	$3,613,825	1.00%
50,001 - 100,000.	233	17,969,519	4.96
100,001 - 150,000.	269	33,838,026	9.34
150,001 - 200,000.	323	57,184,577	15.78
200,001 - 250,000.	226	50,620,235	13.96
250,001 - 300,000.	151	41,363,240	11.41
300,001 - 350,000.	106	34,248,252	9.45
350,001 - 400,000.	139	52,374,833	14.45
400,001 - 450,000.	61	25,861,375	7.13
450,001 - 500,000.	46	21,984,363	6.06
500,001 - 550,000.	14	7,359,153	2.03
550,001 - 600,000.	11	6,283,852	1.73
600,001 - 650,000.	6	3,847,454	1.06
650,001 - 700,000.	1	676,000	0.19
700,001 - 750,000.	5	3,593,925	0.99
750,001 - 800,000.	1	765,000	0.21
850,001 - 900,000.	1	900,000	0.25
Total:	1,690	$362,483,631	100.00%

The average current principal balance of the Group II Mortgage Loans is approximately $214,487.

_________________________

1The values in all tables are calculated as of September 1, 2005

MORTGAGE RATE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Current Gross Mortgage Rate	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
4.501 – 5.000	22	$8,358,691	2.31%
5.001 – 5.500	28	9,395,123	2.59
5.501 – 6.000	84	24,979,644	6.89
6.001 - 6.500	146	43,235,015	11.93
6.501 - 7.000	245	64,792,323	17.87
7.001 - 7.500	319	73,231,109	20.20
7.501 - 8.000	338	63,267,238	17.45
8.001 - 8.500	144	24,519,271	6.76
8.501 - 9.000	151	24,498,212	6.76
9.001 - 9.500	54	6,738,092	1.86
9.501 - 10.000	49	5,779,243	1.59
10.001 - 10.500	29	3,643,635	1.01
10.501 - 11.000	23	3,262,643	0.90
11.001 - 11.500	14	1,372,288	0.38
11.501 - 12.000	31	3,849,979	1.06
12.001 - 12.500	13	1,561,126	0.43
Total:	1,690	$362,483,631	100.00%

The weighted average mortgage rate of the Group II Mortgage Loans is approximately 7.38%.

FICO SCORE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

FICO Score	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
500 or less	13	$3,020,091	0.83%
501 – 520	74	11,610,818	3.20
521 – 540	100	16,718,623	4.61
541 - 560	140	23,873,442	6.59
561 - 580	135	24,721,102	6.82
581 - 600	238	47,058,190	12.98
601 - 620	341	68,775,682	18.97
621 - 640	159	36,311,602	10.02
641 - 660	158	38,882,379	10.73
661 - 680	109	28,141,365	7.76
681 - 700	82	22,410,500	6.18
701 - 720	56	17,221,899	4.75
721 - 740	34	8,029,798	2.22
741 - 760	21	5,790,957	1.60
761 - 780	19	6,611,445	1.82
781 - 800	9	2,667,337	0.74
801 - 820	2	638,400	0.18
Total:	1,690	$362,483,631	100.00%

The non-zero weighted average FICO score of the Group II Mortgage Loans is approximately 624.

CREDIT LEVELS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Credit Level	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
1	99	$21,673,475	5.98%
1+	170	41,521,873	11.45
1++	1190	259,460,741	71.58
2	49	8,133,020	2.24
3	52	8,352,479	2.30
4	91	13,622,872	3.76
N/A	39	9,719,170	2.68
Total:	1,690	$362,483,631	100.00%

LIEN STATUS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Lien Status	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
First Lien	1,690	$362,483,631	100.00%
Total:	1,690	$362,483,631	100.00%

ORIGINAL LOAN-TO-VALUE RATIOS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Original Loan-to-Value Ratios	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
less than or equal to 50.00	118	$16,022,992	4.42%
50.01 - 55.00	46	8,451,226	2.33
55.01 - 60.00	53	10,496,584	2.90
60.01 - 65.00	50	11,215,170	3.09
65.01 - 70.00	110	24,528,370	6.77
70.01 - 75.00	95	21,720,223	5.99
75.01 - 80.00	755	165,571,370	45.68
80.01 - 85.00	117	30,035,714	8.29
85.01 - 90.00	185	40,338,333	11.13
90.01 - 95.00	71	16,874,335	4.66
95.01 - 100.00	90	17,229,314	4.75
Total:	1,690	$362,483,631	100.00%

The weighted average original loan-to-value ratio of the Group II Mortgage Loans is approximately 78.28%.

TYPE OF DOCUMENTATION PROGRAM

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Type of Documentation Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Express	4	$1,030,132	0.28%
Full	1017	204,070,808	56.30
Limited Income & Asset	31	7,832,308	2.16
No Doc	2	667,485	0.18
No Ratio	1	477,123	0.13
Stated Doc	635	148,405,775	40.94
Total:	1,690	$362,483,631	100.00%

LOAN PURPOSE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Purchase	896	$193,785,801	53.46%
Refinance-Cashout	713	153,804,094	42.43
Refinance-Rate Term	81	14,893,735	4.11
Total:	1,690	$362,483,631	100.00%

OCCUPANCY TYPE(1)

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Owner Occupied	1,601	$349,792,405	96.50%
Investor Occupied	77	9,478,822	2.61
Second Home	12	3,212,405	0.89
Total:	1,690	$362,483,631	100.00%

(1) Based on representations of the related mortgagors at the time of origination.

PROPERTY TYPE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
SINGLE FAMILY RESIDENCE	1,194	$251,586,112	69.41%
PUD	241	55,337,563	15.27
CONDO UNIT	115	22,933,325	6.33
2 UNIT	74	19,515,537	5.38
TOWNHOUSE	38	6,341,319	1.75
HIGH RISE CONDO	17	3,971,144	1.10
4 UNIT	5	1,480,976	0.41
3 UNIT	6	1,317,655	0.36
Total:	1,690	$362,483,631	100.00%

STATE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

State	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Florida	277	$54,267,612	14.97%
New York	157	50,295,186	13.88
Southern California	119	35,861,360	9.89
New Jersey	118	31,563,751	8.71
Virginia	91	23,943,540	6.61
Maryland	91	22,267,345	6.14
Northern California	60	18,626,057	5.14
Georgia	108	18,504,820	5.11
Illinois	66	15,938,391	4.40
Texas	101	14,990,676	4.14
Other	502	76,224,891	21.03
Total:	1,690	$362,483,631	100.00%

ZIP CODE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Zip Code	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
22193	7	$2,183,522	0.60%
34953	7	1,430,087	0.39
75225	2	1,430,000	0.39
20164	4	1,328,900	0.37
22191	4	1,207,250	0.33
20720	3	1,177,986	0.32
11733	3	1,106,209	0.31
07860	3	1,092,087	0.30
33023	5	1,062,200	0.29
20111	3	1,050,972	0.29
Other	1,649	349,414,417	96.39
Total:	1,690	$362,483,631	100.00%

REMAINING TERM TO MATURITY

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Remaining Term to Maturity (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
less than or equal to 180	38	$ 4,597,313	1.27%
181 - 240	2	435,015	0.12
301 - 360	1,650	357,451,303	98.61
Total:	1,690	$ 362,483,631	100.00%

The weighted average term to maturity of the Group II Mortgage Loans is approximately 356 months.

PRODUCT TYPE

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Product Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
15YR BALLOON	2	$215,026	0.06%
15YR FXD	36	4,382,287	1.21
20YR FXD	2	435,015	0.12
2/ 6 MONTH LIBOR	798	178,471,317	49.24
2/ 6 MONTH LIBOR - 24 MONTH IO	156	43,575,380	12.02
2/ 6 MONTH LIBOR - 120 MONTH IO	21	5,898,162	1.63
30YR FXD	533	97,624,232	26.93
30YR FXD - 120 MONTH IO	7	2,105,250	0.58
3/ 6 MONTH LIBOR	32	6,548,659	1.81
3/ 6 MONTH LIBOR - 36 MONTH IO	19	5,416,239	1.49
3/ 6 MONTH LIBOR - 120 MONTH IO	7	1,645,379	0.45
3/1 ARM 1 YR CMT	16	4,335,657	1.20
5/ 6 MONTH LIBOR	27	5,414,420	1.49
5/ 6 MONTH LIBOR - 60 MONTH IO	17	3,195,120	0.88
5/ 6 MONTH LIBOR - 120 MONTH IO	12	2,024,362	0.56
5/1 ARM 1 YR CMT	1	233,100	0.06
5/1 ARM 1 YR LIBOR	1	144,272	0.04
5/1 ARM 1 YR LIBOR - 120 MONTH IO	3	819,755	0.23
Total:	1,690	$362,483,631	100.00%

PREPAYMENT CHARGE TERM

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Prepayment Charge Term (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
0	423	$97,935,552	27.02%
12	89	22,175,956	6.12
24	600	129,275,243	35.66
36	578	113,096,880	31.20
Total:	1,690	$362,483,631	100.00%

INITIAL PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Initial Periodic Rate Cap	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
1.001 - 1.500	2	$411,909	0.16%
1.501 - 2.000	6	1,486,465	0.58
2.501 - 3.000	1046	245,463,432	95.24
3.001 - 3.500	1	199,842	0.08
4.501 - 5.000	55	10,160,172	3.94
Total:	1,110	$257,721,821	100.00%

SUBSEQUENT PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Subsequent Periodic Rate Cap	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
0.501 - 1.000	1,076	$249,148,041	96.67%
1.001 - 1.500	2	411,909	0.16
1.501 - 2.000	26	6,692,405	2.60
5.501 - 6.000	6	1,469,467	0.57
Total:	1,110	$257,721,821	100.00%

GROSS MARGIN OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Gross Margin	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
less than or equal to 4.000	17	$3,270,087	1.27%
4.001 - 4.500	3	522,161	0.20
4.501 - 5.000	295	80,218,569	31.13
5.001 - 5.500	418	95,995,400	37.25
5.501 - 6.000	177	40,279,080	15.63
6.001 - 6.500	65	14,746,835	5.72
6.501 - 7.000	60	13,262,624	5.15
7.001 - 7.500	67	8,352,291	3.24
7.501 - 8.000	6	757,962	0.29
8.001 - 8.500	2	316,811	0.12
Total:	1,110	$257,721,821	100.00%

The weighted average gross margin of the Group II Mortgage Loans is approximately 5.47%.

MAXIMUM MORTGAGE RATE OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Maximum Mortgage Rate	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
10.001 - 10.500	6	$1,201,721	0.47%
10.501 - 11.000	8	1,440,667	0.56
11.001 - 11.500	15	4,802,913	1.86
11.501 - 12.000	50	13,666,899	5.30
12.001 - 12.500	93	26,231,896	10.18
12.501 - 13.000	188	49,434,499	19.18
13.001 - 13.500	261	62,353,544	24.19
13.501 - 14.000	237	49,553,854	19.23
14.001 - 14.500	72	16,041,147	6.22
14.501 - 15.000	73	16,538,691	6.42
15.001 - 15.500	17	3,002,348	1.16
15.501 - 16.000	17	2,981,790	1.16
16.001 - 16.500	14	2,461,671	0.96
16.501 - 17.000	12	2,136,664	0.83
17.001 - 17.500	9	1,019,424	0.40
17.501 - 18.000	25	3,292,968	1.28
18.001 - 18.500	13	1,561,126	0.61
Total:	1,110	$257,721,821	100.00%

The weighted average maximum mortgage rate of the Group II Mortgage Loans is approximately 13.44%.

MINIMUM MORTGAGE RATE OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Minimum Mortgage Rate	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
less than or equal to 4.000	17	$3,270,087	1.27%
4.001 - 4.500	3	522,161	0.20
4.501 - 5.000	283	77,231,264	29.97
5.001 - 5.500	398	90,721,082	35.20
5.501 - 6.000	175	40,435,432	15.69
6.001 - 6.500	57	12,750,848	4.95
6.501 - 7.000	51	11,787,775	4.57
7.001 - 7.500	81	13,188,637	5.12
7.501 - 8.000	27	5,333,522	2.07
8.001 - 8.500	6	726,772	0.28
8.501 - 9.000	7	1,205,775	0.47
9.001 - 9.500	4	388,817	0.15
9.501 - 10.000	1	159,650	0.06
Total:	1,110	$257,721,821	100.00%

The weighted average minimum mortgage rate of the Group II Mortgage Loans is approximately 5.57%.

NEXT RATE ADJUSTMENT DATE OF THE ADJUSTABLE-RATE LOANS

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Nov-06	1	$376,480	0.15%
Jan-07	2	568,450	0.22
Apr-07	4	1,236,329	0.48
May-07	6	1,275,184	0.49
Jun-07	16	3,886,097	1.51
Jul-07	87	19,877,993	7.71
Aug-07	301	73,879,949	28.67
Sep-07	373	90,914,019	35.28
Oct-07	183	35,630,859	13.83
Apr-08	1	327,200	0.13
May-08	1	170,899	0.07
Jun-08	3	843,909	0.33
Jul-08	9	2,407,830	0.93
Aug-08	21	5,740,644	2.23
Sep-08	33	7,243,453	2.81
Oct-08	9	1,625,500	0.63
Nov-09	1	101,966	0.04
Jan-10	2	293,746	0.11
Feb-10	1	123,503	0.05
Mar-10	1	183,250	0.07
Apr-10	4	601,000	0.23
May-10	3	835,400	0.32
Jun-10	3	817,742	0.32
Jul-10	7	1,773,007	0.69
Aug-10	18	3,496,963	1.36
Sep-10	18	2,992,553	1.16
Oct-10	2	497,900	0.19
Total:	1,110	$257,721,821	100.00%

The weighted average number of months to the next adjustment date for the Group II Mortgage Loans is approximately 26 months.